                                    FORM 8-K

                                 CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 17, 2004

COMMISSION          REGISTRANT; STATE OF INCORPORATION;          IRS EMPLOYER
FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER          IDENTIFICATION NO.
-----------            -----------------------------          ------------------

1-9513                  CMS ENERGY CORPORATION                     38-2726431
                       (A MICHIGAN CORPORATION)
                           ONE ENERGY PLAZA
                        JACKSON, MICHIGAN 49201
                             (517) 788-0550

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 17, 2004, CMS Energy Corporation ("CMS Energy") completed the previously announced sale of its interests in the Parmelia Pipeline ("Parmelia") and the Goldfields Gas Transmission Pipeline ("Goldfields") in Western Australia to the Australian Pipeline Trust for about $147 million in U.S. dollars (approximately $206 million in Australian dollars). Prior to this transaction, the Australian Pipeline Trust owned 48.5 percent of Goldfields. Consideration for the sale was established as a result of a bid process and arms-length negotiations between the parties.

Goldfields, in which CMS Energy indirectly owned a 39.7 percent equity interest, is a 16/14 inch natural gas pipeline which extends 860 miles from Yarraloola to Kalgoorlie in Western Australia. Goldfields has a capacity of approximately 100 million cubic feet/day. In addition to the mainline, Goldfields' facilities also include a number of laterals, an inlet meter station, four operational compressor stations, scraper stations, main line valves and maintenance bases. In addition to its share ownership position, CMS Energy also held the role of commercial and regulatory manager for Goldfields.

CMS Energy was the sole owner of Parmelia and its related businesses, which included the Dongara processing facilities and the Mondarra gas storage facility. Parmelia is a 260 mile natural gas pipeline, with a capacity of approximately 65 million cubic feet/day as currently configured, which transports natural gas from fields in the Perth Basin in Western Australia and from the North West Shelf Western Australia through an interconnect with natural gas transmission system. It primarily serves customers in the industrial centers in the southwest region around Perth, Western Australia.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro Forma Financial Information

The accompanying unaudited pro forma condensed consolidated financial statements reflect adjustments to the historical consolidated financial statements of CMS Energy to give effect to the sale of Parmelia and Goldfields, assuming the sale had been effective for the periods indicated.

CMS Energy's consolidated financial statements as of and for the six months ended June 30, 2004, reported Parmelia as a discontinued operation under Statement of Financial Accounting Standards No. 144 - Accounting for the Impairment or Disposal of Long-Lived Assets and Goldfields as an equity investment in accordance with APB Opinion No. 18 - The Equity Method of Accounting for Investments in Common Stock.

Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission governing pro forma

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information. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of CMS Energy as contained in its 2003 Annual Report on Form 10-K/A and Quarterly
Report on Form 10-Q as of and for the six months ended June 30, 2004.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the Parmelia and Goldfields sale was consummated on June 30, 2004. Therefore, the gain on sale recognized at June 30, 2004 will ultimately differ from the actual gain that occurred at the August 17, 2004 date of sale. The Unaudited Pro Forma Condensed Consolidated Statements of Income assume the Parmelia and Goldfields disposition occurred on January 1, 2003. The unaudited pro forma condensed consolidated financial statements are presented for purposes of illustration only, in accordance with the assumptions set forth below, and are not necessarily indicative of the financial position or results of operations that would have occurred had the sale been consummated on the dates as of which, or at the beginning of the period which, the sale is being given effect, nor are they necessarily indicative of future operating results or financial position of CMS Energy.

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                             CMS ENERGY CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               AS OF JUNE 30, 2004
                                  (In millions)

                                                               HISTORICAL    SALE OF PARMELIA   PRO FORMA            PRO FORMA
                                                               CMS ENERGY     AND GOLDFIELDS   ADJUSTMENTS          CMS ENERGY
                                                               ----------    ---------------    ----------          ----------
                                                                                 (NOTE 1)        (NOTE 2)
ASSETS
   Plant and property (at cost)                                $   14,094                                           $   14,094
   Less accumulated depreciation, depletion and amortization        5,958                                                5,958
                                                               ----------                                           ----------
                                                                    8,136                                                8,136
   Construction work-in-progress                                      392                                                  392
                                                               ----------                                           ----------
   Net plant and property                                           8,528                                                8,528
   Investments                                                        778    $           (87)                              691
   Cash and cash equivalents and restricted cash                      696                147    $     (147) (a)            696
   Other current assets                                             2,142                 (6)                            2,136
   Current assets held for sale                                        14                (14)                                -
   Non-current assets                                               3,149                                                3,149
                                                               ----------    ---------------    ----------          ----------
TOTAL ASSETS                                                   $   15,307    $            40    $     (147)         $   15,200
                                                               ==========    ===============    ==========          ==========
STOCKHOLDERS' INVESTMENT AND LIABILITIES
   Common stockholders' equity and other paid-in-capital       $    3,850                                           $    3,850
   Accumulated other comprehensive loss                              (313)   $            (1)                             (314)
   Retained deficit                                                (1,835)                34                            (1,801)
   Preferred stock                                                    305                                                  305
   Long-term debt                                                   6,500                       $     (147) (a)          6,353
   Non-current portion of capital and finance leases                  338                                                  338
                                                               ----------    ---------------    ----------          ----------
     Total capitalization                                           8,845                 33          (147)              8,731
   Minority interests                                                 740                                                  740
   Current liabilities                                              2,159                 18                             2,177
   Current liabilities held for sale                                    2                 (2)                                -
   Non-current liabilities                                          3,561                 (9)                            3,552
                                                               ----------    ---------------    ----------          ----------
TOTAL STOCKHOLDERS' INVESTMENT AND LIABILITIES                 $   15,307    $            40    $     (147)         $   15,200
                                                               ==========    ===============    ==========          ==========

       See Notes to pro forma condensed consolidated financial statements.

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                             CMS ENERGY CORPORATION

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED DECEMBER 31, 2003
                     (In millions, except per share amounts)

                                                    HISTORICAL      PRO FORMA           PRO FORMA
                                                    CMS ENERGY     ADJUSTMENTS          CMS ENERGY
                                                    -----------    -----------         -----------
                                                                     (NOTE 2)
OPERATING REVENUE                                   $     5,513                        $     5,513
EARNINGS FROM EQUITY METHOD INVESTEES                       164    $       (14) (b)            150
OPERATING EXPENSES                                        5,082                              5,082
                                                    -----------    -----------         -----------
OPERATING INCOME                                            595            (14)                581

OTHER INCOME                                                 14                                 14
FIXED CHARGES                                               594            (12) (c)            582
                                                    -----------    -----------         -----------

INCOME BEFORE INCOME TAXES AND MINORITY INTERESTS            15             (2)                 13
INCOME TAX EXPENSE (BENEFIT)                                 58             (1) (d)             57
                                                    -----------    -----------         -----------
LOSS FROM CONTINUING OPERATIONS                     $       (43)   $        (1)        $       (44)
                                                    ===========    ===========         ===========

LOSS FROM CONTINUING OPERATIONS PER SHARE:
   BASIC - AVERAGE COMMON SHARES OUTSTANDING                150                                150
         - LOSS PER AVERAGE COMMON SHARE            $     (0.30)   $         -         $     (0.30)
   DILUTED - AVERAGE COMMON SHARES OUTSTANDING              150                                150
         - LOSS PER AVERAGE COMMON SHARE            $     (0.30)   $         -         $     (0.30)

       See Notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                         SIX MONTHS ENDED JUNE 30, 2004
                     (In millions, except per share amounts)

                                                    HISTORICAL      PRO FORMA          PRO FORMA
                                                    CMS ENERGY     ADJUSTMENTS         CMS ENERGY
                                                    -----------    -----------        -----------
                                                                     (NOTE 2)
OPERATING REVENUE                                   $     2,847                       $     2,847
EARNINGS FROM EQUITY METHOD INVESTEES                        60    $        (6) (b)            54
OPERATING EXPENSES                                        2,614                             2,614
                                                    -----------    -----------        -----------
OPERATING INCOME                                            293             (6)               287

OTHER INCOME                                                 22                                22
FIXED CHARGES                                               296             (6) (c)           290
                                                    -----------    -----------        -----------

INCOME BEFORE INCOME TAXES AND MINORITY INTERESTS            19                                19
INCOME TAX EXPENSE (BENEFIT)                                (10)             -  (d)           (10)
MINORITY INTERESTS                                           12                                12
                                                    -----------    -----------        -----------

INCOME FROM CONTINUING OPERATIONS                   $        17    $         -        $        17
                                                    ===========    ===========        ===========


INCOME FROM CONTINUING OPERATIONS PER SHARE(*):
   BASIC - AVERAGE COMMON SHARES OUTSTANDING                161                               161
         - EARNINGS PER AVERAGE COMMON SHARE        $      0.07    $         -        $      0.07
   DILUTED - AVERAGE COMMON SHARES OUTSTANDING              162                               162
           - EARNINGS PER AVERAGE COMMON SHARE      $      0.07    $         -        $      0.07

(*) Adjusted for CMS Energy preferred dividends of $6 million.

       See Notes to pro forma condensed consolidated financial statements.

Note 1 - Sale of Parmelia and Goldfields

As discussed in Item 2.01, CMS Energy has reflected, in the accompanying unaudited pro forma condensed consolidated financial statements, that the sale yielded CMS Energy total cash consideration, including adjustments to working capital, of approximately $147 million. The assets sold had a book value of approximately $94 million. The sale also included $2 million of selling expenses, $18 million of taxes, and the recognition of $1 million of cumulative foreign currency translation adjustments, resulting in an after-tax gain of $34 million calculated as of June 30, 2004 and reflected in retained deficit. Additionally, certain deferred taxes included in non-current liabilities were assumed by the buyer.

Note 2 - Pro Forma Adjustments

The following is a summary of pro forma adjustments:

Condensed Consolidated Balance Sheet:

      a.    To reflect the retirement of $147 million of long-term debt.

Condensed Consolidated Statements of Income:

      b. To reflect the elimination of equity earnings from Goldfields, assuming the disposition occurred at the beginning of the year ended December 31, 2003, and the six months ended June 30, 2004.

      c. To reflect reduced interest expense from the use of $147 million of proceeds to reduce long-term debt outstanding at the beginning of the year ended December 31, 2003, and the six months ended June 30, 2004, at average interest rates of 8 percent for both periods.

      d.    To reflect the income tax effects of the pro forma adjustments.

(c) Exhibits

(10)(a) Sale and Purchase Agreement by and between CMS International Ventures L.L.C., CMS Enterprises Company, APT Pipelines Investments, and APT Pipelines Limited dated as of July 29, 2004.

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2003 (incorporated herein by reference), that discuss important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CMS ENERGY CORPORATION

Dated:  August 31, 2004

                                              By: /s/ Thomas J. Webb
                                                  -----------------------------
                                                  Thomas J. Webb
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
(10)(a)         Sale and Purchase Agreement by and between CMS International Ventures
                L.L.C., CMS Enterprises Company, APT Pipelines Investments, and APT
                Pipelines Limited dated as of July 29, 2004